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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ---------------

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported) March 11, 1999
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                              Royal Precision, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                      0-71735                  06-1453896
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(State or Other Jurisdiction         (Commission               (IRS Employer
    of Incorporation)                File Number)            Identification No.)


15170 North Hayden Road, Suite 1, Scottsdale Arizona                    85260
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code (602) 627-0200



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          (Former Name or Former Address, if Changed Since Last Report)







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                              ROYAL PRECISION, INC.
                                    FORM 8-K
                                 CURRENT REPORT




Item 2.  Acquisition or Disposition of Assets.

         The Registrant disposed of the assets of Roxxi, Inc., a wholly owned subsidiary of Royal Grip, Inc. which is a wholly owned subsidiary of the Registrant, in a series of transactions beginning on March 11, 1999. Roxxi, Inc. manufactured and sold headwear products.

         Roxxi lost $400,000 from operations for the eight months ended January 1, 1999 and $587,000 for the Registrant's fiscal year ended May 31, 1998. The Registrant believes that the sale of Roxxi's assets and the receipt of the royalty payments discussed below will have a positive effect on the Registrant's earnings and cash flow. The Registrant also believes that the cessation of Roxxi's operations will allow the Registrant to focus on its core business of manufacturing and selling golf shafts and golf grips.

         Roxxi and Paramount Headwear, Inc. entered into an agreement dated February 26, 1999 under which Roxxi agreed to sell its tradename, customer list, design database and related computer software and hardware to Paramount Headwear, and Paramount Headwear agreed to pay Roxxi a royalty of 16% of Paramount Headwear's net sales for the two year period beginning May 1, 1999. This sale closed effective March 17, 1999.

         Roxxi and Big Play, Inc. entered into an agreement dated March 11, 1999 under which Roxxi agreed to sell Roxxi's headwear manufacturing equipment, headwear inventory and raw materials to Big Play, Inc., and Big Play agreed to pay Roxxi $300,000 at closing and 2% of Big Play's future net sales until Big Play has paid Roxxi an additional $200,000. Big Play also assumed Roxxi's facility lease and retained most of Roxxi's employees. The Registrant guaranteed Roxxi's obligations under Roxxi's agreement with Big Play. This sale will result in a loss of approximately $1,000,000 to the Registrant. This sale was closed effective March 11, 1999.





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                              ROYAL PRECISION, INC.
                                    FORM 8-K
                                 CURRENT REPORT



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements of Business Acquired.

         None.

         (b)  Pro Forma Financial Information.

         None

         (c)  Exhibits.

(2)      PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION, OR
         SUCCESSION

         Exhibit 2.1. Asset Purchase Agreement dated February 26, 1999 between Roxxi, Inc and Paramount Headwear, Inc.

         Exhibit 2.2. Asset Purchase Agreement dated March 11 between Roxxi, Inc. and Big Play, Inc.

         Exhibit 2.3   Guaranty by the Registrant dated March 11.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ROYAL PRECISION, INC.



Date: March 22, 1999                         By: /s/ Thomas A. Schneider
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                                             Thomas A. Schneider, President and
                                              Treasurer